UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 15, 2015

Home Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	1-34190	71-1051785
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

503 Kaliste Saloom Road, Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(337) 237-1960

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 16, 2015, Home Bancorp, Inc. (the “Company”) filed a Current Report on Form 8-K, dated as of September 15, 2015, to report under Item 2.01 thereof that it had completed its acquisition of Louisiana Bancorp, Inc. (“Louisiana Bancorp”) and Louisiana Bancorp’s wholly-owned subsidiary, Bank of New Orleans (“BNO”), as contemplated by the Agreement and Plan of Merger, dated as of June 18, 2015, by and between the Company and Louisiana Bancorp (the “Merger Agreement”).  In response to Item 9.01(a) and (b) of such Form 8-K, the Company stated that it would file the required financial statements of the business acquired and pro forma financial information by amendment.  This Form 8-K/A is being filed to provide the required financial statements and pro forma financial information.

Item 9.01  Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

(i)	The audited consolidated balance sheets of Louisiana Bancorp as of December 31, 2014 and 2013, and the related consolidated statements of income, comprehensive income, changes in stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2014, and the related notes and report of independent auditors thereto, are included as Exhibit 99.2 and incorporated by reference herein.

(ii)	The unaudited consolidated statements of financial condition of Louisiana Bancorp as of June 30, 2015, the unaudited consolidated statements of income for the six months ended June 30, 2015 and 2014, the unaudited consolidated statements of changes in stockholders’ equity for the six months ended June 30, 2015 and 2014 and the unaudited consolidated statements of cash flows for the six months ended June 30, 2015 and 2014, and the related notes thereto, are included as Exhibit 99.3 and incorporated by reference herein.

(b)	Pro forma financial information.

The unaudited pro forma combined condensed consolidated statement of condition as of June 30, 2015 and the unaudited pro forma combined condensed consolidated statements of operations for the six months ended June 30, 2015 and the year ended December 31, 2014 required by this item are incorporated herein by reference to Exhibit 99.4.

(c)	Shell Company Transactions. Not Applicable

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of June 18, 2015, between Home Bancorp, Inc. and Louisiana Bancorp, Inc. (Incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Home Bancorp, Inc., dated as of June 18, 2015 and filed with the SEC on June 19, 2015 (SEC File No. 001-34190))

23.1	Consent of LaPorte, APAC

99.1	Press release dated September 15, 2015 (Incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by Home Bancorp, Inc., dated as of September 15, 2015 and filed with the SEC on September 15, 2015 (SEC File No. 001-34190))

99.2	Audited Consolidated Financial Statements of Louisiana Bancorp, Inc. (incorporated by reference from the Annual Report on Form 10-K of Louisiana Bancorp, Inc. for the year ended December 31, 2014 (Commission File No. 001-33573))

99.3	Unaudited Consolidated Financial Statements of Louisiana Bancorp, Inc. (incorporated by reference from the Quarterly Report on Form 10-Q of Louisiana Bancorp, Inc. for the quarter ended June 30, 2015 (Commission File No. 001-33573))

99.4	Unaudited pro forma combined condensed consolidated financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME BANCORP, INC.

Date: November 24, 2015	By:	/s/ Joseph B. Zanco
Joseph B. Zanco
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of June 18, 2015, between Home Bancorp, Inc. and Louisiana Bancorp, Inc. (Incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Home Bancorp, Inc., dated as of June 18, 2015 and filed with the SEC on June 19, 2015 (SEC File No. 001-34190))

23.1	Consent of LaPorte, APAC

99.1	Press release dated September 15, 2015 (Incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by Home Bancorp, Inc., dated as of September 15, 2015 and filed with the SEC on September 15, 2015 (SEC File No. 001-34190))

99.2	Audited Consolidated Financial Statements of Louisiana Bancorp, Inc. (incorporated by reference from the Annual Report on Form 10-K of Louisiana Bancorp, Inc. for the year ended December 31, 2014 (Commission File No. 001-33573))

99.3	Unaudited Consolidated Financial Statements of Louisiana Bancorp, Inc. (incorporated by reference from the Quarterly Report on Form 10-Q of Louisiana Bancorp, Inc. for the quarter ended June 30, 2015 (Commission File No. 001-33573))

99.4	Unaudited pro forma combined condensed consolidated financial statements